AMENDED AND RESTATED
                       DEFERRAL AND WAIVER AGREEMENT

     THIS AMENDED AND RESTATED DEFERRAL AND WAIVER AGREEMENT (this "AGREEMENT") is made and entered into this 31ST day of March, 2001 ("EFFECTIVE DATE"), by and between BANK ONE, COLORADO, N.A., a national banking association ("LENDER") and VARI-L COMPANY, INC., a Colorado corporation (the "BORROWER"). Capitalized terms used in this Agreement and not defined herein shall have the meaning set forth in the Loan Documents.

                            RECITALS

     A. On March 24, 2000, the Lender and Borrower entered into a Revolving Loan Agreement ("LOAN AGREEMENT"), Revolving Note, General Security Agreement and other documents executed by or on behalf of the Borrower to the Lender in connection with the Revolving Loan (collectively, the "LOAN DOCUMENTS"). Pursuant to the terms of the Loan Agreement, Lender agreed to make Revolving Advances of the Revolving Loan to the Borrower.

     B. Borrower hereby acknowledges that as of the date hereof, it is and continues to be in default under the Loan Documents and is unable to cure certain defaults.

     C. Borrower and Lender entered into (i) a Deferral and Waiver Agreement dated as of September 28, 2000, (ii) thereafter a Deferral and Waiver Agreement dated as of December 15, 2000, which further extended the Deferral Period; and Borrower has requested that Lender enter into this Amended and Restated Deferral and Waiver Agreement in order to give the Borrower further time to undertake diligent efforts to develop and implement a business plan to resolve certain issues.

     D. Lender is willing to enter into this Agreement, but only upon the terms and conditions set forth herein.

     E. As contemplated in PARAGRAPH 17 of the Deferral and Waiver Agreement dated September 28, 2000, Lender engaged an appraiser to value the Borrower's equipment. The appraiser completed its appraisal of the equipment's value, resulting in a significant reduction in the calculation of the Borrower's Borrowing Base to $8,800,000; subsequently there has been another reduction in the calculation of the Borrower's Borrowing Base, as more particularly set forth in SECTION 6 below. In order to cure the shortfall in the Borrowing Base, Borrower has agreed to make an additional principal reduction payment as more particularly set forth in PARAGRAPH 5 below.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, the parties do hereby agree as follows:

     1. AFFIRMATION OF RECITALS. The Recitals set forth above are true and correct and are incorporated herein by this reference.

     2. ACKNOWLEDGMENT OF DEFAULT. Borrower acknowledges that it is in default of certain loan covenants, representations, obligations and warranties under the Loan Documents, including, but not limited to the following: Litigation (SECTION 5.5 of the Loan Agreement); Full Disclosure (SECTION 5.10 of the Loan Agreement); Financial Condition (SECTION 5.13 of the Loan Agreement); Financial Statements (SECTION 6.2 of the Loan Agreement); Notices (Section 6.8 of the Loan Agreement); and Financial Covenants (SECTION 6.14 of the Loan Agreement) (collectively the "EXISTING EVENTS OF DEFAULT").

     3. LENDER'S FORBEARANCE. Provided that Borrower is not in default under the terms of this Agreement, Lender agrees: (a) not to declare any further Events of Default under the Loan Documents; (b) not to accelerate the amounts due under the Loan Documents; and, (c) to forbear, defer and otherwise refrain from exercising its other rights and remedies under the Loan Documents for the period from the Effective Date through June 30, 2001 (the "DEFERRAL PERIOD"). Principal payments together with accrued interest (as calculated pursuant to PARAGRAPH 4 below) plus a fee of $16,802.33 shall be due and payable to Lender on the Effective Date.

     4. INTEREST RATE ON REVOLVING LOAN. Interest on the unpaid principal due with respect to the Revolving Loan shall continue to accrue and be payable at the rate of the Prime Rate (as defined in the Loan Agreement) plus two percent (2%) to move with Prime ("TMWP") payable at times determined under the Loan Documents. Upon the occurrence of any Event of Default of this Agreement, in the Lender's sole discretion and without waiving any of its other rights and remedies, the amount due on the Revolving Loan shall bear interest at the Default Rate of Prime plus five percent (5%). Borrower agrees that interest shall no longer be applied at the LIBOR or Adjusted LIBOR Rate.

     5. PRINCIPAL REDUCTION PAYMENT. Notwithstanding any other provision of the Loan Documents to the contrary, Borrower agrees, as part of this Agreement and in consideration for Lender's forbearance, to pay to Lender, as a principal reduction payment under the Revolving Loan, an amount equal to the sum necessary to reduce the outstanding principal balance of the Revolving Loan to $6,720,931.00, in cash, certified or cashiers check, other current funds or wire transfer funds on or before the Effective Date. Provided there are no Events of Default and subject to PARAGRAPH 6 below, no other principal payment shall be due during the Deferral Period.

     6. BORROWING BASE. (A) During the Deferral Period, the Borrower shall establish and maintain its Borrowing Base at a value of no less than $6,720,931.00 as calculated based on the following criteria:

     a.   raw materials              30%
     b.   work in progress            0%
     c.   finished goods             60%
     d.   accounts receivable (aged  75%
               less than 90 days)
     e.                             equipment                   (1)
                                    Equipment acquired prior to November
                                    1, 2000 shall be valued at the Forced
                                    Liquidation Value ("FLV") based on
                                    the equipment appraisal determined by
                                    BL Enterprises dated November 1,
                                    2000; (2) equipment acquired
                                    subsequent to November 1, 2000 shall
                                    be valued at 30% of Borrower's
                                    purchase price if the equipment is
                                    used or pre-owned; and, (3) equipment
                                    acquired subsequent to November 1,
                                    2000 shall be valued at 60% of
                                    Borrower's purchase price, if the
                                    equipment is new.

(B) Before any additional equipment may be added to the Borrowing Base, Borrower shall provide Lender with a copy of the paid invoice for any new or used equipment purchased after November 1, 2000. For purposes of determining the Borrowing Base: (a) raw materials and finished goods shall be valued using the standard costs employed by Borrower in its books and records; and (b) accounts receivable shall be valued at the amount set forth in the Borrower's books and records, net of reserves and credits. Fixed assets or equipment financed by a person or entity other than Lender shall be excluded from the Borrowing Base.

(C) The Borrower shall calculate its Borrowing Base bi-monthly as of the 15th and the last day of each month (each a "DETERMINATION DATE"), the results of which Borrower shall provide to Lender within ten (10) business days thereafter. If any such bi-monthly report provided to Lender in accordance with this PARAGRAPH 6 reflects that the Borrowing Base (as determined by the foregoing criteria) is less than $6,720,931.00, Borrower shall immediately deposit with Lender an amount equal to the shortfall between the Borrowing Base reflected in such most recent bi-monthly report (the "DEFICIENT BORROWING BASE AMOUNT") and $6,720,931.00 (each a "SHORTFALL PAYMENT"). With the exception of a Shortfall Payment that may result from the June 30, 2001 determination of the Borrowing Base, Borrower shall deposit any other Shortfall Payments with Lender, which Shortfall Payments shall be held by Lender in a Lender-controlled disbursement account (the "DISBURSEMENT ACCOUNT") until the next Determination Date (each a "SHORTFALL DEPOSIT"). The failure of Borrower to timely pay any Shortfall Payment to Lender shall constitute an Event of Default hereunder.

If on the next Determination Date following the date of a Shortfall
Deposit:

(A) the Borrowing Base is EQUAL TO OR GREATER THAN $6,720,931.00, the previous Shortfall Deposit shall be released to the Borrower, or

(B) the Borrowing Base is LESS THAN $6,720,931.00, but greater than the previous Deficient Borrowing Base Amount, Lender shall maintain in the Disbursement Account and amount equal to the shortfall between $6,720,931.00 and the Borrowing Base reflected in the most recent bi-monthly report, and shall release any portion of the Shortfall Deposit in excess of such amount to Borrower. FOR EXAMPLE, if the previous Deficient Borrowing Base Amount was $6,400,000 and the Shortfall Deposit made was $320,931.00, and on the next Determination Date the new Deficient Borrowing Base Amount is $6,500,000, the Lender shall maintain $220,931.00 on deposit in the Disbursement Account, and shall release $100,000 of the previous Shortfall Deposit to Borrower; or

(C) the Borrowing Base is LESS THAN the previous Deficient Borrowing Base Amount, Borrower shall immediately make a Shortfall Deposit with Lender in an amount equal to (i) the shortfall between $6,720,931.00 and the Borrowing Base reflected in the most recent bi-monthly report, LESS (ii) the amount of all Shortfall Deposits on deposit in the Disbursement Account.

It is the intent of the parties hereto, that during the Deferral Period, Borrower make Shortfall Deposits, as needed, so that Lender always has an amount equal to any shortfall between $6,720,931.00 and the most recent bi-monthly calculation of the Borrowing Base on deposit in the Disbursement Account. Borrower and Lender agree that any amounts on deposit in the Disbursement Account as of June 30, 2001 shall be released to Lender for application by Lender in accordance with the terms of the Loan Documents.

     7. RESTRICTION ON REVOLVING LOAN. Notwithstanding any other provision of the Loan Documents to the contrary and in consideration of Lender's forbearance, Borrower agrees that the amount available to Borrower under the Revolving Loan is $6,720,931.00 and upon any principal reduction payment by Borrower of such amount, Borrower shall not have the ability to reborrow any further amounts otherwise available under the Revolving Loan.

     8. NO REVOLVING ADVANCE. Notwithstanding any other provision of the Loan Documents to the contrary, Borrower acknowledges that until further agreement by the Lender, the Lender shall have no obligation to make any additional Revolving Advance under the Revolving Loan.

     9. COVENANT NOT TO LIEN OR ENCUMBER. Borrower shall not permit the Collateral to be encumbered by any security interest except for the benefit of the Lender; provided, however, that subject to the Lender's approval, Borrower may grant liens, security interests, leases or other encumbrances solely on equipment it acquires after the Effective Date. Lender's approval shall not be unreasonably withheld.

     10. SUCCESSORS AND ASSIGNS. The parties agree that this Agreement and the Revolving Note shall be binding upon, and inure to the benefit of the parties hereto and their respective successors, heirs, administrators and assigns; except that the Borrower may not transfer or assign any of its rights or obligations hereunder without the Lender's prior written consent.

     11. WAIVER OF EVENTS OF DEFAULT. Provided that the Borrower is not in default hereunder, Lender agrees, only during the Deferral Period, to waive the Existing Events of Default under the Loan Documents. Subsequent to the Deferral Period, Lender may exercise any right, remedy, power or privilege available under the Loan Documents or under this Agreement.

     12. NO DEFENSES, WAIVERS. As of the date of this Agreement, the Borrower acknowledges that it has no defense, offset, or counterclaims to any of Borrower's obligations under the Loan Documents. To the extent that any such defenses, claims or offsets exist as of the date hereof, they are hereby waived and released by Borrower in consideration of Lender's execution of this Agreement. Borrower has duly authorized, executed and delivered this Agreement to Lender, and the Borrower acknowledges that the Loan Documents are valid and enforceable in accordance with their terms against the Borrower.

     13. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default under this Agreement:

          (a) a materially false or misleading representation or warranty contained in this Agreement, or the existence of a misrepresentation of fact or fraud contained in any document or information submitted or communicated to Lender on or after August 8, 2000, in support of this Agreement;

          (b) material breach or violation of any terms, covenant or condition contained in this Agreement; and

          (c) any other Event of Default under any of the Loan Documents subsequent to the Effective Date other than any of the Existing Events of Default or other than an act or omission that would again become an Event of Default solely by the passage of time.

     14. TERMINATION; REMEDIES. Immediately following the occurrence of any default under this Agreement, Lender may, at its option, (a) terminate its obligations to waive the defaults set forth in paragraph 2 and terminate its obligations to defer payments as contained herein without notice or demand to the Borrower and (b) pursue any other remedies available to it under the Loan Documents or otherwise. If not sooner terminated, Lender's obligation to waive the defaults set forth in paragraph 2 and defer payments as set forth herein shall terminate automatically and without notice to or action by Borrower on June 30, 2001.

     15. NO WAIVER OF REMEDIES. Lender expressly reserves any and all rights and remedies available to it under this Agreement and the Loan Documents, at law or in equity in the event the Borrower defaults under this Agreement. No failure to exercise, or delay by Lender in exercising, any right, power or privilege hereunder shall preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the Loan Documents are cumulative and not exclusive of each other or of any right or remedy provided by law or in equity. No notice to or demand upon the Borrower in any instance shall, in itself, entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Lender to any other or further action in any circumstances without notice or demand.

     16. INSPECTION OF PROPERTY, BOOKS AND RECORDS. In accordance with Lender's right of inspection set forth in SECTION 6.7 of the Loan
Agreement, Lender's authorized officers, employees and agents shall have the specific right to inspect (and make copies of or abstracts therefrom) the accounts receivable, at the expense of the Borrower and at any reasonable time and as often as the Lender may reasonably request.

     17. APPRAISAL OF EQUIPMENT. Lender's authorized officers, employees and agents shall have the right to obtain an appraisal of any equipment of Borrower, at Borrower's expense, and to inspect Borrower's equipment at any reasonable time and as often as Lender may reasonably request. Lender agrees to provide Borrower with a copy of third-party appraisals Lender obtains during the Deferral Period.

     18. REPORTING. Borrower shall promptly apprise and inform Lender of all significant pleadings and Court Orders concerning any lawsuits or governmental proceedings in which Borrower is a party, all decisions of the Security Exchange Commission and NASDAQ that concern Borrower, all actions and lawsuits filed with any Court or governmental agency subsequent to the Effective Date and all significant developments that concern Borrower.

     19. EXPENSES; ATTORNEYS' FEES. In addition to all other amounts that are now due or may hereafter become due to Lender under the Loan Documents or this Agreement, the Borrower shall reimburse Lender for all amounts reasonably incurred by or on behalf of Lender for attorneys' fees, recording expenses, title insurance fees, UCC searches, and all other reasonable expenses incurred by or on behalf of Lender by reason of the matters specified herein and for the preparation of this Agreement and all other documents necessary and required to effectuate the provisions hereof including, without limitation, all reasonable costs and expenses with respect to the Borrower's compliance with the terms and conditions hereof and Lender's enforcement thereof. Borrower shall reimburse Lender for all outstanding attorneys' fees, costs and expenses within 15 days notice of such attorneys' fees, costs and expenses. In the event any dispute shall arise concerning the subject matter of this Agreement, Lender shall be entitled to recover from the Borrower its reasonable attorneys' fees and costs incurred in the enforcement of any of the provisions set forth herein. The rights and remedies of Lender contained in this paragraph shall be in addition to, and not in lieu of, the rights and remedies contained in the Loan Documents and as provided by law.

     20. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Colorado.

     21. DISPUTE RESOLUTION. SECTION 10.11 Waiver of Right to Trial by Jury, SECTION 10.15 Submission to Jurisdiction/Service of Process and
SECTION 10.16 Limitation of Liability of the Loan Agreement specifically apply to this Agreement and are incorporated herein as if fully set forth.
SECTION 10.12 Arbitration of the Loan Agreement is not applicable to this Agreement. SECTION 10.12 Arbitration of the Loan Agreement is not applicable to this Agreement.

     22. CONSTRUCTION. This Agreement shall not be construed more strictly against Lender merely by virtue of the fact that the same has been prepared by Lender or its counsel, it being recognized that the Borrower and Lender have contributed substantially and materially to the preparation of this Agreement, and the Borrower and Lender each acknowledge and waive any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto in entering into this Agreement.

     23. ENTIRE AGREEMENT AND RATIFICATION. Borrower and Lender each acknowledge that there are no other agreements or representations, either oral or written, express or implied, not embodied in this Agreement and the Loan Documents, which, together, represent a complete integration of all prior and contemporaneous agreements and understandings of the Borrower and Lender, and subject to the modifications herein, the provisions of the Loan Documents are hereby ratified and confirmed.

     24. CONSENT TO AGREEMENT. Borrower acknowledges that it has thoroughly read and reviewed the terms and provisions of this Agreement and is familiar with the same, that the terms and provisions contained herein are clearly understood by it and have been fully and unconditionally consented to by it and that the Borrower has had the full benefit and advice of counsel of its own selection, or the opportunity to obtain the benefit and advice of counsel of its own selection, in regard to understanding the terms, meaning and effect of this Agreement and that this Agreement has been entered into by the Borrower freely, voluntarily, with full knowledge, and without duress, and that in executing this Agreement, the Borrower is relying on no other representations either written or oral, express or implied, made to the Borrower by any other party hereto, and that the consideration received by the Borrower hereunder has been actual and adequate.

     25. RELEASE. As additional consideration for Lender entering into this Agreement, the Borrower hereby fully and unconditionally releases and forever discharges Lender, its agents, servants, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations, and organizations acting in its behalf of and from all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever which the Borrower may now have or claim to have against Lender as of the date of this Agreement, whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way affecting, concerning, arising out of or founded upon the Loan Documents including, but not limited to, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to and including the date of this Agreement.

     26. COUNTERPARTS. It is understood and agreed that this Agreement may be executed in several counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Agreement, even though all of the parties hereto may not have executed the same counterpart of this Agreement.

     27. MISCELLANEOUS. This Agreement is made for the sole protection of Lender and the Borrower and their respective successors and assigns.
No other person shall have any right whatsoever hereunder. Notices to parties hereunder may be given to them at the addresses and in the manner provided in the Loan Documents. Time shall be of the strictest essence in the performance of each and every one of the Borrower's obligations hereunder. If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment.

     IN WITNESS WHEREOF, this Agreement has been executed by Borrower and Lender in manner and form sufficient to bind them, as of the day and year first above written.

                              BANK ONE, COLORADO, N.A.,
                              a national banking association



                              By:  /s/ Dennis Warren
                                   -----------------------------------
                              Name:     Dennis Warren
                              Its: First Vice President


                              VARI-L COMPANY, INC.,
                              a Colorado corporation


                              By:  /S/ Richard P. Dutkiewicz
                                   ------------------------------------
                              Name:    Richard P. Dutkiewicz
                              Its:  Vice President-Finance and
                                    Chief Financial Officer